UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – November 30, 2013

Item 1. Report to Stockholders.

Distribution Policy

November 30, 2013

Stone Harbor Emerging Markets Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.18 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
November 30, 2013 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Income Fund (“EDF” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from EM issuers.

Despite significant recent market volatility, we believe EM debt markets continue to offer attractive investment opportunities for total return investors. Our investment thesis is straightforward. EM countries generate approximately 80% of global growth today and their share of global economic output has nearly doubled in the past decade. Inflation in EM countries has fallen substantially and remains subdued, particularly in comparison to the hyperinflationary periods of the 1990s. Unlike many advanced economies, most EM countries maintain sustainable debt levels and substantially lower fiscal deficits. In addition, EM debt still offers higher yields than advanced economy debt, even though EMs have better relative fundamentals in most cases, based on our analyses.

Macroeconomic developments in advanced economies are also important inputs into our assessment of the outlook for EM debt returns. From a macroeconomic perspective, investing in EM debt is much more challenging today than it was in previous years. The impact of developments outside the emerging markets on emerging market valuations has been a critical variable in our investment process – something that had a very minor impact in earlier periods of emerging market volatility. Global growth is slower than we expected at the end of 2012. While the United States economy appears to be the strongest of a weak set of major developed economies including Europe and Japan, U.S. growth has been uneven so far this year. Unprecedented monetary easing by central banks and the uncertainty of government reduction of bond buying programs makes the outlook for growth even less certain. Many market participants fear that as the U.S. pulls back on quantitative easing, rising U.S. interest rates and a stronger U.S. dollar may weaken returns on EM debt. Assessments of each of these factors and how we believe they may impact various sectors within EM debt play a significant role in how we select investments for the Fund.

A key advantage we have in managing EDF is the latitude to seek to adjust the risk in the portfolio based on fundamental economic and credit views, as well as our assessment of the macroeconomic environment. We can seek to adjust risk and potential return opportunities by allocating to three distinct sectors of EM debt, each of which tend to behave differently in various macroeconomic environments.

In addition, we can vary the amount of leverage used by the Fund depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage so that the Fund has less exposure to EM debt when markets turn down.

Performance Review

The total return on net asset value (NAV) of EDF for the 12 months ending November 30, 2013 was -8.37%, [net of expenses]. For the same period, the Fund maintained an average premium to its NAV of 0.60%1. All segments of emerging markets debt were under pressure during the time period. Returns from the corporate sector were relatively stronger than the sovereign sector so our corporate allocations helped the Fund’s relative performance, but only modestly. The contribution to the Fund’s returns from exposure to hard currency and local currency sovereign debt was negative as yields rose through the period and spreads relative to U.S. Treasuries increased. Of the three sectors of EM debt, hard currency sovereign debt tends to be most sensitive to changes in the yield of U.S. Treasuries because of its long duration. During the 12-month period both hard currency and local currency sovereign debt proved highly sensitive to the increase in U.S. Treasury yields. This back-up in yields combined with the Fund’s leverage contributed to our negative returns during the 12-month period.

In the Fund’s exposure to sovereign debt, our holdings in U.S. dollar-denominated debt of Venezuela had a negative impact on returns. Venezuela’s political situation has been quite chaotic in the aftermath of President Chavez’s death. Newly elected president Maduro has continued to pursue the Chavez agenda but he lacks his predecessor’s ability to rally public support to his cause. In addition, economic growth has slowed and inflation is rising. Despite these difficulties, Venezuela offers the highest yields in the sovereign hard currency universe and has structural incentives to continue servicing its debt.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by lending securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.61% per annum. The level of gross leverage reached a maximum of 30.6% of total assets on August 23, 2013 and a minimum of 0.0% on April 25, 2013. By the end of the reporting period, leverage was 27.9%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM debt, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

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Stone Harbor Emerging Markets Income Fund	Shareholder Letter
November 30, 2013 (Unaudited)

Market Review and Outlook

In our view, the total returns for EM indices2 for the reporting period continued to primarily reflect external developments in developed markets rather than the positive backdrop of EM fundamentals. Market tracking indices for the three sectors of EM debt — external sovereign debt, local currency debt and corporate debt — delivered total returns of -5.06%, -6.50% and 0.12%, respectively, during the reporting period. The pattern of returns during the 12 month period changed in May. During the five month period ending in April each segment emerging markets had positive returns. Beginning in May, volatility increased and returns turned negative in each segment of the market. We’ll discuss the factors that pressured returns in the last seven months of the reporting period.

In external sovereign debt, spread widening relative to U.S. Treasuries, as well as price weakness in U.S. Treasuries accounted for the downturn, in our view. Yields of sovereign U.S. dollar denominated debt widened relative to U.S. Treasuries as global investors reduced exposure to long maturity U.S. dollar denominated bonds on fears that the U.S. Federal Reserve would eventually slow the pace of its bond purchases, and cause long term U.S. rates to rise. The downturn in local currency markets had a similar cause and, in our view, was also a function of the strength in the U.S. dollar relative to emerging market currencies. U.S. dollar strength was driven by an improving U.S. economy, as well as expectations of higher interest rates in the U.S. over time. Corporate bonds in general benefited from their shorter durations relative to external sovereign debt, as well as continued fundamental improvements, and relatively attractive valuations.

Another important factor driving emerging market returns during the period was the level of outflows from emerging market debt mutual funds. During the seven-month period after U.S. Federal Reserve Chairman Bernanke introduced the concept of a “tapering” of Fed purchases of U.S. Treasuries in May. According to Emerging Portfolio Fund Research (EPFR), outflows from U.S. and European based emerging market debt mutual funds exceeded 14% of the total assets invested in these funds. This selling pressure was sustained throughout the period as investors attracted to the premium yields offered by these funds abandoned the asset class at the first indication that future interest rates may rise. We believe this selling ignores the strong fundamental case for emerging markets but it had an undeniably negative impact on the market and contributed to our Fund trading at a discount to NAV during the most recent three-month period.

We view the recent moves in EM debt prices, currencies and local interest rates as part of an adjustment to the normalization in monetary policies in developed markets and to an ongoing recovery of the U.S. economy. At least in the near term, macroeconomic developments in advanced economies are likely to remain key drivers of EM debt returns, in our view.

Despite these influences from advanced economies, our fundamental views on emerging markets have not changed. We continue to forecast that China should maintain a growth rate above 7% over the next year and that many EM country growth rates should improve in the next 12-18 months. In our view, expectations for improved U.S. growth, together with recent depreciation of emerging market currencies and prior monetary easing by EM central banks, will support EM growth in the months ahead. But we believe this process will take time. Government deficits in most EM countries remain at healthy levels, particularly compared to the U.S., Japan and many developed European countries. Over time, we believe markets will again focus on the relative strengths of EM fundamentals.

Key to this view is the timing and extent of a recovery in EM growth. EM debt markets seem intensely focused on the timing and size of the U.S. Fed’s withdrawal from quantitative easing on the expectation that reduced bond buying will eventually accompany a tightening of U.S. policy interest rates. An important assumption behind this view is that U.S. growth will accelerate along with improvements in the U.S. labor markets, a development that most likely would also be supportive of the U.S. dollar. In our view, without acceleration in EM growth rates relative to U.S. growth, EM currency markets remain vulnerable to U.S. dollar strength. We will be watching for evidence of a cyclical recovery in EM economic activity in the months ahead.

In the past, we have detailed some of the key risks to our relatively benign outlook for emerging market debt. Today, those risks seem most prevalent in advanced markets with the possibility of rising U.S. interest rates as one of the most important factors. Other factors include the ongoing political and religious strife in the Middle East, weak growth in Europe and the potential for China’s growth rate to slow at a much faster pace than our research suggests. However, our base case return scenarios for EM debt over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of bonds reflect adequate compensation for risk within the current macroeconomic environment. Based on this process, we remain wary of the weak growth prospects in advanced economies, but still see more opportunity for investing in EM debt.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Though not our base case, Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through our investment processes that determine sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

Annual Report | November 30, 2013	3

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
November 30, 2013 (Unaudited)

We continue to believe that investing in EDF may offer an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your trust in our ability to maneuver these difficult markets and look forward to reporting on EDF in six months.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

(1)

Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results overtime, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

(2)

JP Morgan emerging markets debt benchmarks are used throughout as being representative of market returns. Emerging markets hard currency sovereign external debt is represented by JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Emerging markets corporate debt is represented by JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JP Morgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa. Emerging markets local currency debt is represented by JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified, which consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which, international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure.

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Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings
November 30, 2013 (Unaudited)

Fund Details
Market Price	$18.55
Net Asset Value (NAV)	$19.60
Premium/(Discount)	(5.36%)
Current Distribution Rate(1)	11.64%
Net Assets ($ in millions)	$309

Country Allocation (as a % of total net assets) Country Breakdown	% of TNA
Brazil (Includes 1.52% of ETF)	20.30%
Venezuela	15.89%
Mexico	12.69%
Turkey	12.29%
South Africa	10.24%
Indonesia	9.32%
Russia	8.15%
Ukraine	6.21%
Colombia	6.06%
Iraq	5.21%
Kazakhstan	4.69%
Dominican Republic	3.11%
Nigeria	2.94%
China	2.58%
Hungary	2.45%
Slovenia	1.73%
Peru	1.38%
India	1.38%
Ivory Coast	1.09%
United Arab Emirates	1.04%
Azerbaijan	0.58%
Croatia	0.53%
Morocco	0.52%
Chile	0.46%
Ghana	0.44%
Argentina	0.41%
Macau	0.31%
El Salvador	0.29%
Guatemala	0.19%
Panama	0.18%
Jamaica	0.11%
Honduras	0.10%
Vanguard® FTSE Emerging Markets ETF	0.53%
Total	133.40%
Other Liabilities in Excess of Assets	-33.40%
Total Net Assets	100.00%

Security Type Allocation(2)	Sector Allocation(2)
	Sovereign Local	39.4%
	Sovereign External	41.9%
	Corporate	20.4%
	Other Assets in Excess of Liabilities	2.8%
	Regional Breakdown(2)
	Latin America	48.8%
	Europe	26.8%
	Asia	9.9%
	Africa	10.8%
	Middle East	5.0%
	Multi	0.4%
	Other Assets in Excess of Liabilities	2.8%
	Sovereign Local Currency Breakdown(2)
	Brazilian Real	11.3%
	Colombian Peso	3.9%
	Indonesian Rupiah	3.3%
	Mexican Peso	7.5%
	Nigerian Naira	1.0%
	Turkish New Lira	5.1%
	South African Rand	7.3%
	Total	39.4%

(1)

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

(2)

Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements and the notional values of credit default swaps as described on page 17. Totals may not sum to 100% because of the credit default swap positions.

Annual Report | November 30, 2013	5

Stone Harbor Emerging Markets Income Fund	Growth of $10,000 Investment
November 30, 2013 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Income Fund and the JP Morgan Emerging Market Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified.

The JP Morgan Emerging Market Bond Global Diversified Index is a uniquely-weighted version of the EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities such as Brady bonds, loans and Eurobonds. Currently, the EMBI Global Diversified covers 406 instruments across 62 countries. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Total Returns as of November 30, 2013 (inception December 22, 2010)

	6 Month	One Year	Since Inception (Annualized)
Stone Harbor Emerging Markets Income Fund – NAV	-9.36%	-8.37%	2.44%
Stone Harbor Emerging Markets Income Fund – Market Price	-12.41%	-17.10%	-1.01%
JP Morgan CEMBI Broad Diversified	-1.00%	0.12%	5.49%
JP Morgan EMBI Global Diversified	-2.81%	-5.06%	6.15%
JP Morgan GBI-EM Global Diversified	-5.49%	-6.50%	2.27%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

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Stone Harbor Emerging Markets Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Stone Harbor Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of Stone Harbor Emerging Markets Income Fund (the “Fund”), including the statement of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 21, 2010 (inception) to November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stone Harbor Emerging Markets Income Fund as of November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 21, 2010 (inception) to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2014

Annual Report | November 30, 2013	7

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 74.07%
Argentina - 0.41%
City of Buenos Aires Argentina	USD	9.950%	03/01/2017	1,249,000	$1,267,735	(1)

Brazil - 15.03%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2014	1,749,000	749,267
	BRL	10.000%	01/01/2017	29,120,000	11,787,334
	BRL	10.000%	01/01/2021	44,260,000	16,699,629
	BRL	10.000%	01/01/2023	47,030,000	17,252,727
					46,488,957

Croatia - 0.53%
Croatian Government	USD	6.625%	07/14/2020	1,535,000	1,629,786	(2)

Dominican Republic - 3.11%
Dominican Republic International Bond:
	USD	7.500%	05/06/2021	3,983,000	4,311,598	(2)(3)
	USD	5.875%	04/18/2024	5,653,000	5,299,687	(1)(3)
					9,611,285

El Salvador - 0.29%
Republic of El Salvador	USD	7.750%	01/24/2023	829,000	899,465	(2)

Ghana - 0.44%
Republic of Ghana:
	USD	8.500%	10/04/2017	887,000	960,177	(2)
	USD	7.875%	08/07/2023	401,000	394,484	(2)
					1,354,661

Guatemala - 0.19%
Guatemala Government Bond	USD	4.875%	02/13/2028	655,000	596,050	(2)

Honduras - 0.10%
Honduras Government International Bond	USD	7.500%	03/15/2024	335,000	311,550	(2)

Hungary - 2.45%
Republic of Hungary:
	GBP	5.000%	03/30/2016	223,000	380,406
	EUR	6.000%	01/11/2019	455,000	666,110
	USD	6.250%	01/29/2020	2,186,000	2,357,099	(3)
	USD	5.375%	02/21/2023	3,600,000	3,539,607	(3)
	USD	5.750%	11/22/2023	630,000	625,858
					7,569,080

Indonesia - 4.04%
Inter-American Development Bank	IDR	0.000%	08/20/2015	62,090,000,000	4,465,809	(4)
Republic of Indonesia:
	USD	6.875%	01/17/2018	4,833,000	5,422,022	(2)(3)
	USD	4.875%	05/05/2021	2,600,000	2,611,375	(2)(3)
					12,499,206

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Iraq - 2.58%
Republic of Iraq	USD	5.800%	01/15/2028	9,416,000	$7,968,290	(2)(3)

Ivory Coast - 1.09%
Ivory Coast Government International Bond	USD	5.750%	12/31/2032	3,745,000	3,361,137	(2)(3)(5)

Mexico - 10.11%
Mexican Bonos:
	MXN	8.000%	06/11/2020	81,030,000	7,000,802
	MXN	6.500%	06/09/2022	275,470,000	21,567,362
	MXN	10.000%	12/05/2024	21,200,000	2,108,686
	MXN	7.500%	06/03/2027	3,537,000	289,553
	MXN	8.500%	05/31/2029	3,366,000	290,325
					31,256,728

Morocco - 0.52%
Moroccan Government	USD	4.250%	12/11/2022	1,750,000	1,618,750	(1)

Nigeria - 1.56%
Nigerian Government Bond	NGN	15.100%	04/27/2017	613,000,000	4,113,137
Republic of Nigeria	USD	6.375%	07/12/2023	698,000	725,048	(1)
					4,838,185

Panama - 0.18%
Republic of Panama	USD	8.125%	04/28/2034	424,000	544,840

Russia - 1.41%
Russian Federation:
	USD	4.875%	09/16/2023	1,000,000	1,025,000	(1)
	USD	12.750%	06/24/2028	1,953,000	3,346,954	(2)(3)
					4,371,954

Slovenia - 1.73%
Republic of Slovenia	USD	5.500%	10/26/2022	5,397,000	5,339,722	(2)(3)

South Africa - 9.91%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	26,070,000	2,869,382
	ZAR	8.000%	12/21/2018	83,340,000	8,427,239
	ZAR	7.250%	01/15/2020	192,550,000	18,591,923
	ZAR	6.750%	03/31/2021	7,380,000	684,188
	ZAR	7.000%	02/28/2031	920,000	75,282
					30,648,014

Turkey - 11.72%
Republic of Turkey:
	TRY	6.500%	01/07/2015	2,560,000	1,237,580
	TRY	8.300%	06/20/2018	6,410,000	3,090,336
	USD	7.000%	03/11/2019	2,095,000	2,364,731	(3)
	USD	7.500%	11/07/2019	795,000	920,213
	TRY	10.500%	01/15/2020	15,700,000	8,303,202
	USD	5.625%	03/30/2021	349,000	362,960
	USD	5.125%	03/25/2022	2,634,000	2,620,830	(3)
	USD	6.250%	09/26/2022	2,578,000	2,755,238	(3)

See Notes to Financial Statements.

Annual Report | November 30, 2013	9

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Turkey (continued)
Republic of Turkey: (continued)
	TRY	7.100%	03/08/2023	19,770,000	$8,535,667
	USD	7.375%	02/05/2025	3,480,000	3,897,600	(3)
	USD	6.875%	03/17/2036	2,072,000	2,162,650	(3)
					36,251,007

Ukraine - 2.51%
Ukraine Government:
	USD	6.875%	09/23/2015	2,000,000	1,875,000	(1)
	USD	6.250%	06/17/2016	3,630,000	3,239,775	(2)(3)
	USD	9.250%	07/24/2017	1,411,000	1,312,230	(2)(3)
	USD	7.750%	09/23/2020	212,000	186,560	(2)
	USD	7.500%	04/17/2023	1,360,000	1,159,400	(1)
					7,772,965

Venezuela - 4.16%
Republic of Venezuela:
	USD	5.750%	02/26/2016	755,500	629,898	(2)
	USD	13.625%	08/15/2018	518,000	492,100	(2)
	USD	7.750%	10/13/2019	8,740,000	6,467,600	(2)(3)
	USD	8.250%	10/13/2024	570,000	387,600	(2)
	USD	11.750%	10/21/2026	2,600,700	2,139,076	(2)
	USD	11.950%	08/05/2031	3,358,600	2,762,448	(2)(3)
					12,878,722

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $258,022,861)					229,078,089

BANK LOANS - 0.54%(6)
Indonesia - 0.54%
PT Bumi Tranche A	USD	15.000%	01/18/2014	2,324,754	929,904	(7)
PT Bumi Tranche B	USD	15.000%	01/18/2014	1,855,452	742,183	(7)
					1,672,087

TOTAL BANK LOANS (Cost $4,180,206)					1,672,087

CORPORATE BONDS - 45.05%
Azerbaijan - 0.58%
State Oil Company	USD	5.450%	02/09/2017	1,699,000	1,807,311

Brazil - 3.75%
Andrade Gutierrez International SA	USD	4.000%	04/30/2018	666,000	646,020	(1)
Banco do Brasil SA:
	USD	3.875%	10/10/2022	357,000	313,401
	USD	6.250%	12/31/2049	2,300,000	1,819,013	(1)(3)(8)

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Brazil (continued)
BR Malls International Finance Ltd.	USD	8.500%	01/21/2049	753,000	$771,825	(1)
Centrais Eletricas Brasileiras SA	USD	5.750%	10/27/2021	1,500,000	1,466,250	(2)
ESAL GmbH	USD	6.250%	02/05/2023	3,001,000	2,723,407	(1)(3)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	373,000	338,498	(1)
Hypermarcas SA	USD	6.500%	04/20/2021	1,000,000	1,052,500	(1)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	730,000	720,875	(1)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	444,000	453,990	(1)
Samarco Mineracao SA	USD	4.125%	11/01/2022	883,000	794,700	(1)
Tonon Bioenergia SA	USD	9.250%	01/24/2020	550,000	508,750	(1)
					11,609,229

Chile - 0.46%
CFR International SpA	USD	5.125%	12/06/2022	500,000	465,313	(1)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	950,000	971,375	(1)
					1,436,688

China - 2.58%
Country Garden Holdings Co. Ltd.:
	USD	11.125%	02/23/2018	750,000	840,938	(1)
	USD	11.125%	02/23/2018	900,000	1,009,125	(2)
	USD	7.250%	04/04/2021	349,000	347,691	(1)
Kaisa Group Holdings Ltd.:
	USD	8.875%	03/19/2018	1,200,000	1,233,000	(1)
	USD	10.250%	01/08/2020	1,545,000	1,602,937	(2)
Sinochem Overseas Capital Co. Ltd.:
	USD	4.500%	11/12/2020	366,000	373,556	(2)
	USD	4.500%	11/12/2020	1,791,000	1,827,975	(1)(3)
Sinopec Capital 2013 Ltd.	USD	3.125%	04/24/2023	798,000	730,278	(1)
					7,965,500

Colombia - 1.26%
Bancolombia SA	USD	5.125%	09/11/2022	1,257,000	1,162,725
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	498,645	(1)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	500,000,000	268,504	(2)
	COP	8.375%	02/01/2021	1,030,000,000	553,119	(1)
Millicom International Cellular SA	USD	6.625%	10/15/2021	423,000	432,940	(1)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	1,084,000	983,730	(1)
					3,899,663

India - 1.38%
Bharti Airtel International Netherlands BV	USD	5.125%	03/11/2023	1,500,000	1,376,250	(1)
ICICI Bank Ltd.	USD	6.375%	04/30/2022	1,000,000	954,375	(2)(8)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	1,000,000	965,000	(1)
	USD	8.250%	06/07/2021	500,000	503,750	(1)
	USD	7.125%	05/31/2023	500,000	462,500	(1)
					4,261,875

See Notes to Financial Statements.

Annual Report | November 30, 2013	11

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Indonesia - 1.60%
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	800,000	$778,000	(2)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	594,000	503,415	(1)
Pertamina Persero PT	USD	4.300%	05/20/2023	1,857,000	1,607,465	(1)
PT Adaro Indonesia	USD	7.625%	10/22/2019	1,935,000	2,043,844	(2)
					4,932,724

Jamaica - 0.11%
Digicel Group Ltd.	USD	8.250%	09/30/2020	312,000	326,820	(1)

Kazakhstan - 4.69%
KazMunayGas National Co. JSC:
	USD	6.375%	04/09/2021	208,000	226,200	(1)(3)
	USD	4.400%	04/30/2023	10,650,000	9,891,188	(1)(3)
	USD	5.750%	04/30/2043	584,000	506,620	(1)
Zhaikmunai LP	USD	7.125%	11/13/2019	3,700,000	3,875,750	(1)(3)
					14,499,758

Macau - 0.31%
MCE Finance Ltd.	USD	5.000%	02/15/2021	1,000,000	972,500	(1)

Mexico - 2.58%
Cemex Finance LLC	USD	9.375%	10/12/2022	2,000,000	2,225,000	(1)
Cemex SAB de CV:
	USD	9.000%	01/11/2018	679,000	746,900	(2)
	USD	9.000%	01/11/2018	1,041,000	1,145,100	(1)
	USD	9.500%	06/15/2018	2,000,000	2,250,000	(1)
	USD	7.250%	01/15/2021	572,000	582,725	(1)
Comision Federal de Electricidad	USD	4.875%	01/15/2024	316,000	314,765	(1)
Metalsa SAB de CV	USD	4.900%	04/24/2023	768,000	712,320	(1)
					7,976,810

Nigeria - 1.38%
Afren PLC	USD	10.250%	04/08/2019	3,641,000	4,259,970	(1)

Peru - 1.38%
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	682,000	625,735	(1)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	3,000,000	3,240,000	(1)(3)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	431,000	405,140	(1)
					4,270,875

Russia - 6.74%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	2,750,000	2,908,125	(1)(3)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	525,000	531,563	(1)(3)
Evraz Group SA	USD	6.750%	04/27/2018	1,500,000	1,501,875	(1)
Far East Capital Ltd. SA	USD	8.000%	05/02/2018	1,250,000	1,123,438	(1)
Gazprom OAO Via Gaz Capital SA:
	USD	9.250%	04/23/2019	1,637,000	2,027,834	(2)(3)
	USD	4.375%	09/19/2022	750,000	694,687	(1)
	USD	7.288%	08/16/2037	2,375,000	2,517,500	(2)(3)
Russian Agricultural Bank OJSC Via RSHB Capital SA:
	USD	5.298%	12/27/2017	1,022,000	1,060,325	(2)

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Russia (continued)
Russian Agricultural Bank OJSC Via RSHB Capital SA: (continued)
		USD	7.750%	05/29/2018	3,000,000	$3,393,750	(1)(3)
		USD	6.000%	06/03/2021	1,094,000	1,126,820	(2)(8)
Severstal OAO Via Steel Capital SA		USD	5.900%	10/17/2022	455,000	441,350	(1)
Vimpel Communications Holdings BV		USD	5.200%	02/13/2019	900,000	900,000	(1)
VTB Bank OJSC Via VTB Capital SA:
		USD	6.315%	02/22/2018	720,000	772,200	(2)
		USD	6.250%	06/30/2035	337,000	359,326	(2)
Wind Acquisition Finance SA		USD	12.250%	07/15/2017	1,428,625	1,482,198	(1)(9)
						20,840,991

South Africa - 0.33%
Gold Fields Orogen Holding BVI Ltd.		USD	4.875%	10/07/2020	1,200,000	1,005,000	(2)

Turkey - 0.57%
KOC Holding AS		USD	3.500%	04/24/2020	2,000,000	1,770,000	(1)

Ukraine - 2.58%
Ferrexpo Finance PLC		USD	7.875%	04/07/2016	2,216,000	2,105,200	(1)
Metinvest BV:
		USD	10.250%	05/20/2015	1,000,000	1,000,000	(2)
		USD	8.750%	02/14/2018	1,266,000	1,126,740	(1)
Mriya Agro Holding PLC		USD	9.450%	04/19/2018	2,860,000	2,445,300	(1)(3)
National JSC Naftogaz of Ukraine		USD	9.500%	09/30/2014	1,370,000	1,298,075
						7,975,315

United Arab Emirates - 1.04%
Dubai Holding Commercial Operations MTN Ltd.		GBP	6.000%	02/01/2017	1,900,000	3,221,696

Venezuela - 11.73%
Petroleos de Venezuela SA:
		USD	4.900%	10/28/2014	3,682,610	3,341,968	(3)
		USD	5.000%	10/28/2015	10,403,001	8,475,065	(3)
		USD	8.500%	11/02/2017	30,627,200	24,463,476	(2)(3)
						36,280,509

TOTAL CORPORATE BONDS (Cost $143,334,938)						139,313,234

PARTICIPATION NOTES - 1.12%
Ukraine - 1.12%
Ukreximbank Biz Finance PLC		USD	8.375%	04/27/2015	3,804,000	3,461,640	(2)(3)

TOTAL PARTICIPATION NOTES (Cost $3,867,868)						3,461,640

CREDIT LINKED NOTES - 10.57%
Colombia - 4.80%
Titulos de Tesoreria - Series B	JPMorgan Chase & Co.	COP	7.000%	05/04/2022	28,600,000,000	14,840,617

See Notes to Financial Statements.

Annual Report | November 30, 2013	13

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Indonesia - 3.14%
Indonesia Government	Deutsche Bank AG London	IDR	7.000%	05/15/2022	86,600,000,000	$6,557,131
Republic of Indonesia	Deutsche Bank AG London	IDR	5.625%	05/15/2023	46,600,000,000	3,155,945

						9,713,076

Iraq - 2.63%
Republic of Iraq	Bank of America - Merrill Lynch	JPY	2.520%	01/01/2028	1,436,581,204	8,133,311(8)

TOTAL CREDIT LINKED NOTES (Cost $41,109,529)						32,687,004

EXCHANGE TRADED FUNDS - 2.05%
iShares® MSCI Brazil Capped Index Fund		USD	N/A	N/A	100,000	4,695,000
Vanguard® FTSE Emerging Markets ETF		USD	N/A	N/A	40,000	1,659,200

TOTAL EXCHANGE TRADED FUNDS (Cost $6,443,930)						6,354,200

Total Investments - 133.40% (Cost $456,959,332)						412,566,254
Liabilities in Excess of Other Assets - (33.40)%						(103,291,721)

Net Assets - 100.00%						$309,274,533

* The principal amount/shares of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
NGN	-	Nigerian Naira
PEN	-	Peruvian Nuevo Sol
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

See Notes to Financial Statements.

14	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $89,087,641, which represents approximately 28.81% of net assets as of November 30, 2013.

(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2013, the aggregate market value of those securities was $101,807,509, which represents approximately 32.92% of net assets.

(3)	On November 30, 2013, securities valued at $137,839,310 were pledged as collateral for reverse repurchase agreements.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2013.
(6)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2013. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(7)	Security is currently in default/non-income producing. The maturity date of the securities was extended to the upcoming payment date of January 18, 2014.
(8)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2013.
(9)	Pay-in-kind securities.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ETF	-	Exchange Traded Fund.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
FTSE	-	Financial Times and the London Stock Exchange.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Company.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A variable capital company.
SpA	-	Societa per Azioni.
Tbk PT	-	Terbuka is the Indonesian term for limited liability company.

See Notes to Financial Statements.

Annual Report | November 30, 2013	15

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co.	JPY	886,947,000	Sale	12/27/2013	$8,660,217	$321,070
Citigroup Global Markets	PEN	26,750,000	Sale	12/20/2013	9,529,917	3,226

						$324,296

JP Morgan Chase & Co.	EUR	512,700	Sale	12/27/2013	$696,651	$(5,221)
JP Morgan Chase & Co.	GBP	2,289,500	Sale	12/27/2013	3,745,538	(103,035)
Citigroup Global Markets	PEN	26,750,000	Purchase	12/20/2013	9,529,917	(24,678)

						$(132,934)

** The contracted amount is stated in the currency in which the security is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value
Credit Suisse First Boston	0.500%	05/08/2013	$2,908,863
Credit Suisse First Boston	0.350%	05/20/2013	2,716,434
Credit Suisse First Boston	0.750%	05/20/2013	11,824,949
Credit Suisse First Boston	0.750%	06/10/2013	3,644,843
Credit Suisse First Boston	0.500%	06/10/2013	6,089,492
Credit Suisse First Boston	0.350%	06/12/2013	3,066,480
Credit Suisse First Boston	0.750%	07/22/2013	3,985,500
Credit Suisse First Boston	0.500%	07/25/2013	3,067,499
Credit Suisse First Boston	0.500%	08/02/2013	2,076,014
Credit Suisse First Boston	0.350%	08/06/2013	1,896,962
Credit Suisse First Boston	0.450%	11/19/2013	1,099,800
JP Morgan Chase & Co.	0.600%	05/23/2013	3,117,269
JP Morgan Chase & Co.	0.450%	05/23/2013	2,823,114
JP Morgan Chase & Co.	0.650%	05/23/2013	2,497,911
JP Morgan Chase & Co.	0.450%	06/12/2013	3,953,067
JP Morgan Chase & Co.	0.650%	06/24/2013	9,191,649
JP Morgan Chase & Co.	0.750%	06/28/2013	3,635,042
JP Morgan Chase & Co.	0.250%	06/28/2013	2,153,446
JP Morgan Chase & Co.	0.750%	07/24/2013	2,440,756
JP Morgan Chase & Co.	0.700%	08/06/2013	5,875,096
JP Morgan Chase & Co.	0.400%	08/06/2013	3,163,604
JP Morgan Chase & Co.	0.250%	08/23/2013	467,826
JP Morgan Chase & Co.	0.750%	10/03/2013	4,083,872
JP Morgan Chase & Co.	0.750%	10/21/2013	2,800,000
JP Morgan Chase & Co.	0.750%	11/01/2013	1,959,909
JP Morgan Chase & Co.	0.750%	11/08/2013	2,703,920
JP Morgan Chase & Co.	0.500%	11/12/2013	2,287,464
JP Morgan Chase & Co.	0.250%	11/12/2013	1,552,797
JP Morgan Chase & Co.	0.550%	11/12/2013	1,721,755
JP Morgan Chase & Co.	0.750%	11/20/2013	16,014,645
Nomura Securities	0.650%	11/27/2013	3,703,650
Nomura Securities	0.500%	11/27/2013	1,562,880

			$120,086,508

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.

16	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
November 30, 2013

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(10)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at November 30, 2013(11)	Notional Amount(12)	Market Value	Upfront Premiums Received	Unrealized Depreciation

Petroleos de Venezuela SA	Credit Suisse	5.000%	03/20/2016	15.210%	$ 19,000,000	$ 3,618,995	$1,400,165	$(2,218,830)

						$ 3,618,995	$1,400,165	$(2,218,830)

(10)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(11)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(12)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

Annual Report | November 30, 2013	17

Stone Harbor Emerging Markets Income Fund	Statement of Assets & Liabilities
November 30, 2013

ASSETS:
Investments, at value(1)	$412,566,254
Unrealized appreciation on forward foreign currency contracts	324,296
Receivable for investments sold	13,044,714
Deposits with brokers for credit default swap contracts	3,500,000
Deposits with brokers for reverse repurchase agreements	5,536,000
Interest receivable on swap contracts	190,000
Interest receivable	9,850,267
Prepaid and other assets	2,883
Total Assets	445,014,414

LIABILITIES:
Bank Overdraft	7,925,783
Payable for reverse repurchase agreements	120,086,508
Interest due on reverse repurchase agreements	224,991
Payable due to brokers for forward foreign currency contracts collateral	250,000
Swap premium received	1,400,165
Payable for investments purchased	2,906,769
Unrealized depreciation on forward foreign currency contracts	132,934
Unrealized depreciation on credit default swap contracts	2,218,830
Payable to adviser	360,866
Payable to administrator	58,073
Other payables	174,962
Total Liabilities	135,739,881
Net Assets	$309,274,533

NET ASSETS CONSIST OF:
Paid-in capital	$375,749,610
Undistributed net investment income	864,307
Accumulated net realized loss on investments, credit default swap contracts, forward foreign currency contracts and foreign currency transactions	(20,803,174)
Net unrealized depreciation on investments, credit default swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(46,536,210)
Net Assets	$309,274,533

PRICING OF SHARES:
Net Assets	$309,274,533
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	15,781,701
Net assets value, offering and redemption price per share	$19.60

(1)Cost of Investments	$456,959,332

See Notes to Financial Statements.

18	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Operations
For the Year Ended November 30, 2013

INVESTMENT INCOME:
Interest	$32,833,300
Dividends	85,315
Total Investment Income	32,918,615

EXPENSES:
Investment advisory fees	4,689,376
Administration fees	716,714
Interest on reverse repurchase agreements	745,926
Custodian fees	147,169
Audit fees	95,412
Printing fees	65,901
Legal fees	79,081
Trustee fees	31,203
Transfer agent fees	20,340
Insurance fees	23,742
Other	37,128
Total Expenses	6,651,992
Net Investment Income	26,266,623

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(19,114,152)
Credit default swap contracts	721,091
Forward foreign currency contracts	2,565,815
Foreign currency transactions	(1,278,393)
Net realized loss	(17,105,639)
Change in unrealized appreciation/(depreciation) on:
Investments	(36,892,191)
Credit default swap contracts	(2,218,830)
Forward foreign currency contracts	665,860
Translation of assets and liabilities denominated in foreign currencies	(58,466)
Net change	(38,503,627)
Net Realized and Unrealized Loss on Investments	(55,609,266)
Net Decrease in Net Assets Resulting from Operations	$(29,342,643)

See Notes to Financial Statements.

Annual Report | November 30, 2013	19

Stone Harbor Emerging Markets Income Fund	Statements of Changes in Net Assets

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012

OPERATIONS:
Net investment income	$26,266,623	$34,421,806
Net realized gain/(loss) on investments, credit default swap contracts, forward foreign currency contracts, and foreign currency transactions	(17,105,639)	4,517,819
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts and translation of assets and liabilities denominated in foreign currencies	(38,503,627)	19,601,196
Net increase/(decrease) in net assets resulting from operations	(29,342,643)	58,540,821

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,960,507)	(33,746,350)
From net realized gains	(4,061,325)	–
Net decrease in net assets from distributions to shareholders	(34,021,832)	(33,746,350)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	1,778,364	3,397,999
Net increase in net assets from capital share transactions	1,778,364	3,397,999

Net Increase/(Decrease) in Net Assets	(61,586,111)	28,192,470

NET ASSETS:
Beginning of period	370,860,644	342,668,174
End of period (including undistributed net investment income of $864,307 and $860,746)	$309,274,533	$370,860,644

OTHER INFORMATION:
Share Transactions:
Beginning shares	15,704,477	15,557,578
Shares issued as reinvestment of dividends	77,224	146,899
Shares outstanding - end of period	15,781,701	15,704,477

See Notes to Financial Statements.
20	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Cash Flows
For the Year Ended November 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(29,342,643)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(700,978,481)
Proceeds from disposition of investment securities	692,811,616
Net proceeds from short-term investment securities	421,105
Net proceeds from credit default swap contracts	2,121,256
Premium amortization	2,692,260
Discount accretion	(1,887,886)
Inflation Income	(781,315)
Net realized (gain)/loss on:
Investments	19,114,152
Credit default swaps	(721,091)
Net change in unrealized (appreciation)/depreciation on:
Investments	36,892,191
Credit default swap contracts	2,218,830
Forward foreign currency contracts	(665,860)
Translation of assets and liabilities denominated in foreign currencies	58,466
Increase in deposits with brokers credit default swap contracts and reverse repurchase agreements	(8,129,000)
Decrease in receivable for investments sold	24,509,406
Decrease in receivable for closed forward currency contracts	1,202,759
Decrease in interest receivable	1,014,901
Increase in interest receivable on swap contracts	(190,000)
Increase in other assets	(998)
Increase in payable to custodian due to overdraft	7,925,783
Decrease in payable for investments purchased	(8,887,779)
Decrease in payable due to brokers for credit default swap contracts and forward foreign currency contracts	(4,468,000)
Decrease in accrued investment advisory fee	(45,808)
Decrease in accrued administration fee	(3,291)
Increase in other payables	16,003
Increase in Interest on Reverse Repurchase Agreements	43,033
Net cash provided by operating activities	34,939,609

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash Received from Reverse Repurchase Agreements	328,495,080
Cash payments made on Reverse Repurchase Agreements	(342,381,970)
Cash distributions paid	(32,243,468)
Net cash used in financing activities	(46,130,358)

Effect of exchange rates on Cash	(58,466)

Net decrease in cash	(11,249,215)
Cash and foreign currency, beginning balance	11,249,215
Cash and foreign currency, ending balance	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$702,893
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$1,778,364

See Notes to Financial Statements.
Annual Report | November 30, 2013	21

Stone Harbor Emerging Markets Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period December 22, 2010 (Inception) to November 30, 2011

Net asset value - beginning of period	$23.61	$22.03	$23.88
Income/(loss) from investment operations:
Net investment income(1)	1.67	2.20	1.99
Net realized and unrealized gain/(loss) on investments	(3.52)	1.54	(1.99)
Total income/(loss) from investment operations	(1.85)	3.74	–

Less distributions to common shareholders:
From net investment income	(1.90)	(2.16)	(1.80)
From net realized gains	(0.26)	–	–
Total distributions	(2.16)	(2.16)	(1.80)

Capital share transactions:
Common share offering costs charged to paid-in capital	–	–	(0.05)
Total capital share transactions	–	–	(0.05)
Net Increase/(Decrease) in Net Asset Value	(4.01)	1.58	(1.85)
Net asset value - end of period	$19.60	$23.61	$22.03

Market price - end of period	$18.55	$24.70	$22.38

Total Return - Net Asset Value(2)	(8.37%)	17.71%	(0.47%)
Total Return - Market Price(2)	(17.10%)	21.22%	(3.41%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$309,275	$370,861	$342,668
Ratio of expenses to average net assets	1.88%	1.83%	1.76%	(3)
Ratio of net investment income to average net assets	7.43%	9.59%	8.90%	(3)
Ratio of expenses to average managed assets(4)	1.42%	1.40%	1.45%	(3)
Portfolio turnover rate	157%	122%	157%

Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)	$120,087	$133,973	$93,089
Asset Coverage Per $1,000 (in thousands)	$3,575	$3,768	$4,681

(1)	Calculated using average shares throughout the period.
(2)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(3)	Annualized.
(4)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.
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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2013

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on September 10, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Credit default swaps are priced by an independent pricing service based off of the underlying terms of the swap. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Foreign Currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Annual Report | November 30, 2013	23

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2013

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of November 30, 2013:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Sovereign Debt Obligations	$–	$229,078,089	$–	$229,078,089
Bank Loans	–	–	1,672,087	1,672,087
Corporate Bonds	–	139,313,234	–	139,313,234
Participation Notes	–	3,461,640	–	3,461,640
Credit Linked Notes
Iraq	–	–	8,133,311	8,133,311
Other	–	24,553,693	–	24,553,693
Exchange Traded Funds	6,354,200	–	–	6,354,200
Total	$6,354,200	$396,406,656	$9,805,398	$412,566,254

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$324,296	$–	$324,296
Liabilities
Forward Foreign Currency Contracts	–	(132,934)	–	(132,934)
Credit Default Swap Contracts	–	(2,218,830)	–	(2,218,830)
Total	$–	$(2,027,468)	$–	$(2,027,468)

*	For detailed country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers in or out of Levels 1 and 2 during the year ended November 30, 2013. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2012	Accrued discount/ premium	Realized Loss*	Change in Unrealized Appreciation/ (Depreciation)*	Sales Proceeds	Balance as of November 30, 2013	Net change in unrealized depreciation included in the Statements of Operations attributable to Level 3 investments held at November 30, 2013
Bank Loans	$3,347,070	$-	$(25,882)	$(263,219)	$(1,385,882)	$1,672,087	$(292,615)
Corporate Bonds	1,406,659	196,981	(4,156,428)	3,562,010	(1,009,222)	–	–
Credit Linked Notes	15,601,328	186,030	(233,528)	(3,351,751)	(4,068,768)	8,133,311	(3,989,733)
Total	$20,355,057	$383,011	$(4,415,838)	$(52,960)	$(6,463,872)	$9,805,398	$(4,282,348)

*	Realized loss and change in unrealized appreciation/(depreciation) are included in the related amounts on the investment in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2013

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

The table below provides additional information about the Level 3 Fair Value Measurements as of November 30, 2013:

Investments in Securities	Fair Value at November 30, 2013	Valuation Methodology	Unobservable Inputs
Stone Harbor Emerging Markets Income Fund
Bank Loans	$1,672,087	Broker Quote	Broker Quote
Credit Linked Notes	8,133,311	Broker Quote	Broker Quote
Total	$9,805,398

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers.” Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates

Annual Report | November 30, 2013	25

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2013

fair value at November 30, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the year ended November 30, 2013, the average amount of reverse repurchase agreements outstanding was $115,350,518, at a weighted average interest rate of 0.61%.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the

26	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2013

underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Annual Report | November 30, 2013	27

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2013

The periodic swap payments received or made by the Fund are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on the Fund’s Statement of Operations. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of November 30, 2013:

	Asset Derivatives		Liability Derivatives
Derivative Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	$324,296	Unrealized depreciation on forward foreign currency contracts	$(132,935)
Credit Risk	Swap premiums paid	0	Swap premiums received	(1,400,165)
Credit Risk	Unrealized appreciation on credit default swap contracts	0	Unrealized depreciation on credit default swap contracts	(2,218,830)
Total		$324,296		$(3,751,930)

The number of forward foreign currency contracts and credit default swap contracts held at November 30, 2013 is representative of activity during the year ended November 30, 2013.

For the year ended November 30, 2013 the effect of derivative instruments on the Statement of Operations were as follows:

Derivative Risk Exposure	Gain/(Loss) On Derivatives	Realized Gain/(Loss) On Derivatives	Change in Unrealized Appreciation/ (Depreciation) On Derivatives
Credit Risk	Net realized gain/(loss) on: Credit default swap contracts/Change in unrealized depreciation on: Credit default swap contracts	$721,091	$(2,218,830)
Foreign Exchange Rate Risk	Net realized gain on: Forward foreign currency contracts/Change in unrealized appreciation on: Forward foreign currency contracts	2,565,815	665,860
Total		$3,286,906	$(1,552,970)

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal years ended November 30, 2013 and November 30, 2012 was as follows:

	For the Year Ended November 30,
	2013	2012
Ordinary Income	$ 34,021,832	$ 33,746,350
Total	$ 34,021,832	$ 33,746,350

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2013

Components of Distributable Earnings on a Tax Basis: As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,431,522
Accumulated Capital Loss	(20,620,253)
Unrealized Depreciation	(46,719,131)
Cumulative Effect of Other Timing Difference*	(567,215)
Total	$(66,475,077)

*	Other temporary differences primarily due to timing consist of mark-to-market on forward foreign currency contracts and amortization of credit default swap expenses

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the period ended November 30, 2013, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized (Loss) on Investments
Stone Harbor Emerging Markets Income Fund	$3,697,445	$(3,697,445)

Unrealized Appreciation and Depreciation on Investments: At November 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross appreciation on investments (excess of value over tax cost)	$3,465,349
Gross depreciation on investments (excess of tax cost over value)	(48,041,348)
Net depreciation of foreign currency and derivatives	(2,143,132)
Net unrealized depreciation	$(46,719,131)

Cost of investments for income tax purposes	$457,142,253

Capital losses deferred to next tax year were as follows:

Stone Harbor Emerging Market Income Fund	Short-Term	Long-Term
Capital Losses Deferred to next year	$5,466,085	$11,643,284

Stone Harbor Emerging Markets Income have elected to defer to the period ending November 30, 2014 capital losses recognized during the period November 1, 2013 to November 30, 2013 in the amount of $3,510,884.

4. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at an annual rate of 0.15% of the average daily value of the Fund’s Total Assets.

The Bank of New York Mellon serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

During the reporting period, the Fund paid each Trustee who is not a director, officer, employee or affiliate of Stone Harbor or ALPS, a fee of $2,500 per quarterly meeting of the Board of Trustees and $250 for each additional meeting in which that Trustee participated. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

Annual Report | November 30, 2013	29

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
November 30, 2013

5. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended November 30, 2013, were as follows:

Purchases	Sales
$ 700,978,481	$ 692,811,616

6. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Related Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Stone Harbor Emerging Markets Income Fund	Summary of Dividend Reinvestment Plan
November 30, 2013 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

Annual Report | November 30, 2013	31

Stone Harbor Emerging Markets Income Fund	Additional Information
November 30, 2013 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website located at http://www.shiplpcef.com, (2) on the SEC’s website at http://www.sec.gov, or (3) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

PRIVACY POLICY

Stone Harbor Emerging Markets Income Fund (the “Fund”) has adopted the following privacy policies in order to safeguard the personal information of the Fund’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.

The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.

The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4.

The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Fund adopts the following procedures:

1.

The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.

The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund’s customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Fund has institutional clients which are not considered “customers” for purposes of Regulation S-P.

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Stone Harbor Emerging Markets Income Fund	Additional Information
November 30, 2013 (Unaudited)

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

Annual Report | November 30, 2013	33

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Alan Brott 1942 Class I	Chairman of the Audit Committee; Trustee	Trustee: Since 2010 Term Expires: 2015	Columbia University - Associate Professor, 2000-Present; Consultant, 1991-Present.	8

Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-Strategy Fund, Excelsior Multi- Strategy Hedge Fund of Funds, Excelsior Private Markets

Fund II and Excelsior Private Markets

Fund III.

						Significant experience on Board of Trustees of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.
Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2010 Term Expires: 2016	Retired: formerly Citigroup — Chairman of Equity Research Oversight Committee (retired December 31, 2006).	8	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund.	Significant experience on Board of Trustees Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; executive experience in the mutual fund industry.

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Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2013 (Unaudited)

INDEPENDENT TRUSTEES (CONTINUED)

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Patrick Sheehan 1947 Class III	Trustee/Nominee	Trustee: Since 2010 Term Expires: 2014	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	8	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund.	Significant experience on Board of Trustees of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas K. Flanagan(3) 1953 Class I	Chairman and Trustee	Trustee: Since 2012 Term Expires: 2015	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	8	Stone Harbor Investment Funds, Stone Harbor Emerging Market Total Income Fund.	Significant experience in the financial industry, including as a portfolio manager and member of an Investment Policy Committee; other financial and academic experience.

(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)

The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Emerging Markets Total Income Fund, Stone Harbor Investment Grade Fund and Stone Harbor Strategic Income Fund.

(3)	Mr. Flanagan is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.

Annual Report | November 30, 2013	35

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2013 (Unaudited)

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2010	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.
James E. Craige 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths 1964	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.
Angus Halkett 1977	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since June 2011, Portfolio Manager of Stone Harbor; prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.
David A. Oliver 1959	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.
David Scott 1961	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.
James J. Dooley 1956	Treasurer and Principal Financial and Accounting Officer	Since 2010	Since April 2006, Head of Operations, Technology and Finance of Stone Harbor; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since 2010	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Since 2010	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.

36	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
November 30, 2013 (Unaudited)

OFFICERS (CONTINUED)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
JoEllen Legg 1961	Assistant Secretary	Since 2010	Vice President, Assistant General Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and ALPS Portfolio Solutions Distributor, Inc.; Secretary of ALPS Series Trust; Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, James Advantage Funds and WesMark Funds.
Gina Meyer(3) 1980	Assistant Treasurer	Since July 17, 2013	Since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.

(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)	Ms. Meyer was elected on July 17, 2013.

Annual Report | November 30, 2013	37

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this Report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this Report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this Report, no implicit or explicit waivers to the provision of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12(a)(1) hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Alan Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4. Principal Accounting Fees and Services.

(a)

Audit Fees: The aggregate fees billed for the fiscal years ended November 30, 2012 and November 30, 2013 professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $64,500 and $67,000, respectively.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal years ended November 30, 2012 and November 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed for the fiscal years ended November 30, 2012 and November 30, 2013 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,750 and $4,890, respectively.

(d)

All Other Fees: The aggregate fees billed for the fiscal years ended November 30, 2012 and November 30, 2013 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed for the fiscal years ended November 30, 2012 and November 30, 2013 by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and is comprised of the following members:

Alan Brott, Chairman

Heath McLendon

Patrick Sheehan

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 12(c), is a copy of the Registrant’s proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: February 7, 2014

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby Birth Year: 1958	President and Chief Executive Officer	Since 2010	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino Birth Year: 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.
James E. Craige Birth Year: 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.

David Griffiths Birth Year: 1964	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.
Angus Halkett Birth Year: 1977	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since June 2011, Portfolio Manager of Stone Harbor; prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.
David A. Oliver Birth Year: 1959	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry Birth Year: 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.
David Scott Birth Year: 1961	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.

(a)(2) As of November 30, 2013, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Peter Wilby, CFA	12	7,869,281,330	35 [1]	18,666,092,720	104 [3]	32,557,010,534
Pablo Cisilino	10	7,273,903,505	27 [2]	17,737,493,763	85 [4]	29,168,897,244
James Craige, CFA	10	7,273,903,505	27 [2]	17,737,493,763	85 [4]	29,168,897,244
David Griffiths	10	7,273,903,505	27 [2]	17,737,493,763	85 [4]	29,168,897,244
Angus Halkett, CFA	10	7,273,903,505	27 [2]	17,737,493,763	85 [4]	29,168,897,244
David Oliver, CFA	10	7,273,903,505	27 [2]	17,737,493,763	85 [4]	29,168,897,244
William Perry	10	7,273,903,505	27 [2]	17,737,493,763	85 [4]	29,168,897,244
David Scott	10	7,273,903,505	27 [2]	17,737,493,763	85 [4]	29,168,897,244

# of Accounts does not include investors in Stone Harbor’s pooled vehicles.

1 Four accounts invested in Stone Harbor’s pooled investment vehicles of combined total market value $364,727,926 are subject to a performance-based advisory fee. Three segregated accounts of total market value $798,238,076 are also subject to a performance-based fee.

2 Two accounts invested in Stone Harbor’s pooled investment vehicles of combined market value $194,278,383 are subject to a performance-based advisory fee. Three segregated accounts of total market value $798,238,076 are also subject to a performance-based fee.

[3]	Eight segregated accounts of total market value $2,987,193,008 are subject to a performance-based advisory fee.

[4]	Six segregated accounts of total market value $2,513,190,173 are subject to a performance-based advisory fee.

Potential Conflicts of Interest

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager, which may directly or indirectly affect the portfolio manager’s compensation, for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Assets, including assets attributable to any Borrowings and/or to any Preferred Shares, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

(a)(3) Portfolio Manager Compensation as of November 30, 2013.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the J.P. Morgan GBI-EM Global Diversified Bond Index, the J.P. Morgan EMBI Global Diversified Bond Index and the J.P. Morgan Corporate Emerging Markets Bond Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of November 30, 2013.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Peter J. Wilby, CFA	Over $1,000,000
Pablo Cisilino	$100,001 - $500,000
James E. Craige, CFA	$500,001 - $1,000,000
David Griffiths	$0
Angus Halkett	$0
David A. Oliver, CFA	$100,001 - $500,000
William Perry	$0
David Scott	$0

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended..

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3) None.

(b) A certification for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit99.906Cert.

(c) The Registrant’s Proxy Voting Policies and Procedures are attached hereto as Exhibit 99 Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated October 12, 2011, the form of Section 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 7, 2014

By:	/s/ James J. Dooley
James J. Dooley
Treasurer and Chief Financial Officer/Principal Financial Officer

Date:	February 7, 2014